Exhibit Number :
99.1

FOR IMMEDIATE RELEASE

Contacts:	Alan W. Dakey
President and CEO
Peoples Financial Services Corp.
(570) 879-6110

PEOPLES FINANCIAL SERVICES CORP.
SHAREHOLDERS APPROVE MERGER WITH
PENSECO FINANCIAL SERVICES CORPORATION

November 15, 2013 Hallstead, PA – Alan W. Dakey, President and CEO of Peoples Financial Services Corp. (“Peoples”), the holding company of Peoples Neighborhood Bank, announced today that the shareholders of Peoples overwhelmingly approved the merger of Peoples and Penseco Financial Services Corp. (“Penseco”). The consummation of the merger remains subject to the approval of Penseco’s shareholders and the satisfaction of other closing conditions. Peoples and Penseco have already received regulatory approval from the Federal Reserve Board of Philadelphia, the Federal Deposit Insurance Corporation, and the Pennsylvania Department of Banking and Securities for the proposed merger of Penseco and Peoples.

We make statements in this press release, and we may from time to time make other statements, regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Neighborhood Bank, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”) from time to time.

In addition to these risks, acquisitions and business combinations—such as the business combination currently proposed between Peoples and Penseco—present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder—or take longer—to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assume no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

The following disclosure is made in accordance with Rule 165 of the Securities and Exchange Commission:

Additional Information About The Transaction and Where to Find It

Peoples Financial Services Corporation has filed a registration statement (Registration No. 333-190587) that includes a joint proxy statement/prospectus of Penseco Financial Services Corporation and People Financial Services Corp., and other relevant documents concerning the merger with the SEC. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, WHICH WAS FIRST MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 11, 2013, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors are able to obtain these documents free of charge at the SEC’s website, http://www.sec.gov/. In addition, documents filed with the SEC by Penseco Financial Services Corporation will be available free of charge by written request to Mr. Patrick Scanlon, Senior Vice President, Finance Division Head, Penn Security Bank & Trust Company, 150 North Washington Avenue, Scranton, Pennsylvania 18503 or oral request to Mr. Scanlon at (570) 346-7741, extension 2316. Documents filed with the SEC by Peoples Financial Services Corporation will be available free of charge by written request to Scott A. Seasock, Senior Vice President & Chief Financial Officer, 82 Franklin Avenue, Hallstead, PA 18822 or oral request to Scott A. Seasock at (570) 879-6110.

This is not an offer to sell shares of Peoples’ securities which may be issued in the proposed transaction. Such securities are offered only by means of the joint proxy statement/prospectus referred to above.